Exhibit 99.2

Universal American Corp. Announces Closing of $115 Million Private Offering

of Convertible Senior Notes and Stock Repurchase

WHITE PLAINS, N.Y. —(BUSINESS WIRE)—June 27, 2016 — Universal American Corp. (NYSE:UAM) announced today that it has closed its previously announced private offering of $115 million principal amount of Convertible Senior Notes due 2021 to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended.

The notes are unsecured, senior obligations of Universal American bearing interest at 4.00% per annum, payable in cash semi-annually in arrears, beginning on December 15, 2016. The notes are convertible, subject to certain conditions, into cash, shares of Universal American’s common stock or a combination of cash and shares of Universal American’s common stock, at Universal American’s option. The initial conversion rate per $1,000 principal amount of notes is equivalent to 105.8890 shares of common stock, which is equivalent to a conversion price of approximately $9.44 per share, subject to adjustment in certain circumstances.

Universal American used the net proceeds from the offering of the Notes, together with cash on hand, to (i) purchase all (a)11,011,515 shares of Universal American common stock held by certain affiliates of Perry Capital (“Perry”) and (b) 7,098,775 shares of Universal American common stock held by certain affiliates of Welsh, Carson, Anderson & Stowe (“WCAS”), at a purchase price of $6.80 per share, for an aggregate purchase price of approximately $123 million, and (ii) repurchase 2,082,800 shares  of its common stock for an aggregate purchase price of approximately $15.1 million from purchasers of the notes in privately negotiated transactions effected through one of the initial purchasers or one of its affiliates.

Richard C. Perry, Chief Executive Officer of Perry Corp., and Sean M. Traynor, General Partner at WCAS, each resigned from the Universal American Board of Directors in connection with the repurchase of common stock from Perry and WCAS.

This notice does not constitute an offer to sell or a solicitation of an offer to buy any security. Any offers of the securities will be made only by means of a private offering circular. The notes and Universal American common stock issuable upon the conversion of the notes have not been registered under the Securities Act of 1933, as amended, or the securities laws of any other jurisdiction and may not be offered or sold absent registration or an applicable exemption from registration requirements.

About Universal American Corp.

Universal American (NYSE:UAM), through our family of healthcare companies, provides health benefits to people covered by Medicare and Medicaid. We are dedicated to working collaboratively with healthcare professionals, especially primary care physicians, in order to improve the health and well-being of those we serve and reduce healthcare costs.

Forward Looking Statements

This news release and oral statements made from time to time by our executive officers may contain “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. Such statements that are not historical facts are hereby identified as forward-looking statements and intended to be covered by the safe harbor provisions of the PSLRA and can be identified by the use of the words “believe,” “expect,” “predict,” “project,” “potential,” “estimate,” “anticipate,” “should,” “intend,” “may,” “will,” and similar expressions or variations of such words, or by discussion of future financial results and events, strategy or risks and uncertainties, trends and conditions in our business and competitive strengths, all of which involve risks and uncertainties.

Where, in any forward-looking statement, we or our management expresses an expectation or belief as to future results or actions, there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished. Our actual results may differ materially from our expectations, plans or projections. We warn you that forward-looking statements are only predictions and estimates, which are inherently subject to risks, trends and uncertainties, many of which are beyond our ability to control or predict with accuracy and some of which we might not even anticipate. We give no assurance that we will achieve our expectations and we do not assume responsibility for the accuracy and completeness of the forward-looking statements. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements as a result of many factors, including the risk factors described in the risk factor section of our SEC reports.

A summary of the information set forth in the “Risk Factors” section of our SEC reports and other risks includes, but is not limited to the following: the pending sales of our Traditional Insurance business and Total Care Medicaid business are each subject to numerous closing conditions and there can be no assurance that either transaction will ultimately be consummated; the impact of the Centers for Medicare and Medicaid Services’ (“CMS”) final Medicare Advantage reimbursement rates for calendar year 2017 could have a material adverse effect on Universal American’s MA business; we are subject to extensive government regulation and the potential that CMS and/or other regulators could impose significant fines, penalties or operating restrictions on Universal American, including with respect to False Claims Act matters or Risk Adjustment Data Validation (“RADV”) audits; the results of the 2016 presidential election, the Affordable Care Act and subsequent rules promulgated by CMS could have a material adverse effect on our opportunities for growth and our financial results; we are investing significant capital and management attention in new and unproven business opportunities, including our Accountable Care Organizations (“ACOs”), where we will begin to take two-sided risk in 2016, that may not be profitable; we may experience higher than expected medical loss ratios or lower revenues, especially with our new members in our Northeast markets, which could materially adversely affect our results of operations; If we are unable to develop and maintain satisfactory relationships with the providers of care to our members and ACO beneficiaries, our business and overall profitability could be materially adversely affected; if we fail to design and price our products properly and competitively or if the premiums and fees we charge are insufficient to cover the cost of health care services delivered to our members, our profitability may be materially adversely affected; our significant shareholders may have interests that are different than other shareholders and may sell or distribute their stock which could cause the price of our stock to decline; changes in governmental regulation or legislative reform could increase our costs of doing business and adversely affect our profitability; reductions in funding for Medicare programs could materially reduce our profitability; failure to reduce our operating and corporate costs could have a material adverse effect on our financial position, results of operations and cash flows; we may not be able to maintain or improve our CMS Star ratings which may cause certain of our plans to receive less bonuses or rebates than our competitors; changes in governmental regulation or legislative reform, including the impact of

Sequestration, could reduce our revenues, increase our costs of doing business and adversely affect our profitability; a substantial portion of our revenues are tied to our Medicare businesses and regulated by CMS and if our government contracts are not renewed or are terminated, our business could be substantially impaired; we no longer sell long-term care insurance and the premiums that we charge for the long-term care policies that remain in force may not be adequate to cover the claims expenses that we incur; any failure by us to manage our operations or to successfully complete or integrate acquisitions, dispositions and other significant transactions could harm our financial results, business and prospects; we could be subject to a cyber-attack or similar network breach that could damage our reputation and have a material adverse effect. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of Universal American.

All forward-looking statements included in this release are based upon information available to Universal American as of the date of the release, and we assume no obligation to update or revise any such forward-looking statements.

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CONTACT:	- OR-	INVESTOR RELATIONS COUNSEL:
Adam C. Thackery		The Equity Group Inc.
Chief Financial Officer (914) 597-2939		www.theequitygroup.com
Fred Buonocore (212) 836-9607
Linda Latman (212) 836-9609